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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17393, 333-40823, 333-40825 and 333-57231) and
the Registration Statement on Form S-3 (No. 333-47809) of Engineering Animation, Inc. of our report dated April 20, 1998 relating to the consolidated financial statements of Sense8 Corporation, included in this Current Report (Form 8-K/A).





PricewaterhouseCoopers LLP
San Jose, California
July 27, 1998